UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 15, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                 333-131196-07            41-1808858
    (STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.  OTHER EVENTS

        The consolidated financial statements of Financial Guaranty Insurance Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the Home Loan Trust 2006-HI5, Home Loan-Backed Notes, Series 2006-HI5, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

        In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005 are attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                               By:/s/ Jeffrey Blaschko
                                   Name: Jeffrey Blaschko
                                   Title: Vice President

Dated:  December 15, 2006





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                                  EXHIBIT INDEX

Exhibit No.       Description

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of September 30, 2006 and for the three and nine month periods ended September 30, 2006 and 2005.



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                                  EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. for the registration of Home Loan Trust 2006-HI5, Home Loan-Backed Notes, Series 2006-HI5, on Form S-3 (No. 333-131196) and to the use of our report dated January 23, 2006, with respect to the consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries, included in this Form 8-K of Residential Funding Mortgage Securities II, Inc., filed with the Securities and Exchange Commission and incorporated by reference in the Registration Statement.

                                                 /s/Ernst & Young LLP
New York, New York
December 15, 2006




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                                  EXHIBIT 99.1





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                                  EXHIBIT 99.2